THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HTHIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS BY REASON OF EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED, ASSIGNED OR OTHERWISE DISPOSED OF IN ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL TO NAVIANT, INC., AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

                                 WARRANT

No. ___                             Warrant to Purchase Shares of
                                    Common Stock.

                                 NAVIANT, INC.

          This certifies that, for value received, ___________, or its registered assigns, is entitled to subscribe for and purchase, a number of duly authorized, validly issued, fully paid and non-assessable shares of Common Stock equal to the Number of Warrant Shares (as defined below), at an exercise price per share equal to the Warrant Price (as defined below), upon the terms and subject to the conditions hereinafter set forth.

     1.   Definitions.  For the purposes of this Warrant, the following terms
          -----------
have the following meanings:

          "Common Stock" shall mean the Corporation's Common Stock, par value
           ------------
$.01 per share, and any capital stock into which such Common Stock may hereafter be changed.

          "Common Stock Warrant" shall mean this Warrant.
           --------------------

          "Common Stock Warrants" shall mean this Common Stock Warrant and all
           ---------------------
other Common Stock Warrants issued by the Corporation pursuant to the Stock Purchase Agreement.

          "Corporation" shall mean Naviant, Inc., a Delaware corporation, and
           -----------
its successors and assigns.

          "Counsel" shall mean counsel to the Corporation.
           -------

          "Exercise Price" shall mean the product of the Warrant Price and the
           --------------
number of shares of Common Stock for which this Warrant is being exercised.

          "Holder" or "Holders" shall mean the Person or Persons who shall from
           ------      -------
time to time own of record this Warrant.

          "IPO" shall mean an initial public offering of Common Stock under the
           ---
Securities Act.

          "Number of Warrant Shares" shall mean a number of shares of Common
           ------------------------
Stock, rounded to the nearest whole number equal to the Holder's Pro Rata Share of 5% of the aggregate number of shares of Common Stock sold in an IPO (excluding shares sold pursuant to any over-allotment option). The Number of Warrant Shares shall be subject to adjustment as set forth herein.

          "Person" shall mean an individual, a corporation, a partnership, a
           ------
trust, an unincorporated organization or a government organization or an agency or political subdivision thereof.

          "Pro Rata Share" shall mean, with respect to a Holder, (X) the
           --------------
aggregate number of shares of Series C Convertible Redeemable Preferred Stock and Series D Non-Voting Convertible Redeemable Preferred Stock purchased by such Holder pursuant to the Stock Purchase Agreement, divided by (Y) sum of all shares of Series C Convertible Redeemable Preferred Stock and Series D Non-Voting Convertible Redeemable Preferred Stock sold by the Company pursuant to the Stock Purchase Agreement.

          "Securities Act" shall mean as of any date the Securities Act of 1933,
           --------------
as amended, or any similar Federal statute then in effect.

          "Stock Purchase Agreement" shall mean the Preferred Stock Purchase
           ------------------------
Agreement dated as of the date hereof, among the Corporation and the Purchasers named therein, as it may be amended from time to time.

          "Warrant Price" shall equal the gross offering price per share of
           -------------
Common Stock sold in the IPO. The Warrant Price shall be subject to adjustment as set forth in Section 4.

     2.   Duration.  The Holder may exercise this Warrant to subscribe for and
          --------
purchase shares of Common Stock represented hereby on the effective date of an IPO, provided that the exercise shall be conditioned upon the closing of the IPO. The Company shall send a notice to the Holder five days prior to the effective date of any IPO describing the anticipated number of shares to be included in the IPO, the anticipated offering price and the date on which the IPO is expected to be declared effective.

     3.   Method of Exercise; Payment; Issuance of New Warrant; Transfer and
          ------------------------------------------------------------------
Exchange.
--------

          3.1 The Holder hereof may exercise this Warrant, in whole or in part, by delivery to the Corporation at its office at 14 Campus Blvd., Suite 200, New Town Square, PA 19073, Attention: Chief Executive Officer (or such other address as the Corporation may specify to Holder from time to time), of (a) a written notice of Holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased, (b) payment of the Exercise Price in the manner provided below and (c) this Warrant. Such notice shall be substantially in the form of the subscription form appearing at the end of this Warrant as Exhibit A, duly executed by Holder or its agent or attorney. Payment of the Exercise Price shall be made at the option of Holder by (i) wire transfer to an account in a bank located in the United States designated for such purpose by the Corporation, (ii) certified or official bank check, (iii) cancellation of indebtedness of the Corporation to Holder at the time of exercise, (iv) cancellation as of the date of exercise of a portion of this Warrant (calculated as the net fair market value of such cancelled portion at the time of exercise), (v) the surrender of one share of Common Stock for each share of Common Stock to be received upon exercise of this Warrant, by delivering to the Company certificates representing the number of shares of Common Stock to be surrendered, duly endorsed by or accompanied by appropriate instruments of transfer duly executed by the Holder or (vi) any combination of the foregoing. The net fair market value of any portion of this Warrant cancelled in full or partial payment of the Exercise Price shall be determined by (A) multiplying (i) the number of shares of Common Stock for which the portion of this Warrant to be cancelled was exercisable by (ii) the average of the closing bid prices of a share of Common Stock for the ten trading days preceding the date of exercise on the principal securities market on which the Common Stock is traded (the "Average Price") and (B) subtracting from such product the aggregate Exercise Price of the shares of Common Stock for which the portion of this Warrant to be cancelled was exercisable. In the event of any exercise of the rights represented by this Warrant, (x) certificates for the shares of Common Stock so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time and the Holder hereof shall be deemed for all purposes to be the Holder of the shares of Common Stock so purchased as of the date of such exercise, and (y) unless this Warrant has expired pursuant to Section 3 hereof, a new Warrant representing the number of shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof. Any such warrant shall be dated the date hereof and shall represent the right to purchase the remaining number of shares of Common Stock issuable pursuant thereto.

          3.2 Subject to compliance with Section 6 hereof, this Warrant may be transferred on the books of the Corporation by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant at the principal office of the Corporation, properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Subject to compliance with Section 6 hereof, this Warrant is exchangeable at the aforesaid principal office of the Corporation for two or more warrants for the purchase of the same aggregate number of shares of Common Stock, each new warrant to represent the right to purchase such number of shares of Common Stock as the Holder hereof shall designate at the time of such exchange. Any such warrants shall be dated the date hereof and shall be identical with this Warrant except as to the number of shares of Common Stock issuable pursuant thereto.

     4.   [Intentionally omitted.]

     5.   Stock Fully Paid; Reservation of Shares.
          ---------------------------------------

          5.1 The Corporation covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, after receipt of payment of the Exercise price and upon issuance, be fully paid and non-assessable and free from all taxes, liens and charges with respect to issuance. The Corporation further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Corporation will at all times have authorized and reserved for the purpose of the issue upon exercise of this Warrant a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant. In no event shall the Exercise Price per share of Common Stock be less than the par value of the Common Stock.

          5.2 The Corporation shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder hereof against impairment. Without limiting the generality of the foregoing, the Corporation will (a) not increase the par value of any shares of Common Stock above the amount payable therefor upon the exercise of this Warrant immediately prior to such increase in par value and (b) take all such action as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock, free and clear of any liens, claims, encumbrances and restrictions (other than as provided herein) upon the exercise of this Warrant.

     6.   Restrictions on Transferability.  The Warrant and the Common Stock
          -------------------------------
issued upon exercise of the Warrant shall not be transferred, hypothecated or assigned before satisfaction of the conditions specified in this Section 6, which conditions are intended to ensure compliance with the provisions of the Securities Act and state securities or "blue sky" laws with respect to the transfer, hypothecation or assignment of any Warrant or Common Stock issued upon exercise of any Warrant. Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Section 6.

          6.1  Restrictive Legend.
               ------------------

               6.1.1 Except as otherwise provided in this Section 6, each certificate for Common Stock issued upon exercise of this Warrant and each certificate for Common Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT AND LAWS OR THE RULES AND REGULATIONS THEREUNDER."

               6.1.2 Except as otherwise provided in this Section 6, each Warrant or share of Common Stock issuable upon conversion thereon, shall be stamped or otherwise imprinted with a legend in substantially the following form:

  "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS BY REASON OF EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED, ASSIGNED OR OTHERWISE DISPOSED OF IN ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL TO NAVIANT, INC., AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE."

          6.2  Transfers.  Each certificate, if any, evidencing shares of Common
               ---------
Stock issued upon any transfer of shares of Common Stock issuable upon exercise of this Warrant shall bear the restrictive legend set forth in Section 6.1.1, and each Warrant issued upon any transfer of this Warrant shall bear the legend set forth in Section 6.1.2, unless in the written opinion of Counsel addressed to the Corporation such legend is not required in order to ensure compliance with the Securities Act and applicable state securities or "blue sky" laws.

     7.   Fractional Shares.  No fractional shares of Common Stock will be
          -----------------
issued in connection with any exercise hereof, but in lieu of such fractional shares, the Corporation shall make a cash payment therefor equal in amount to the product of the applicable fraction multiplied by the Average Price.

     8.   Amendment and Waiver.  Any term, covenant, agreement or condition in
          --------------------
this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Corporation and the Holder.

     9.   Successors and Assigns.  Subject to the provisions of Section 3.2,
          ----------------------
this Warrant will be binding upon any entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets or if such entity is a subsidiary of another entity, will be binding upon, and shall become an obligation of, the entity which is the ultimate parent entity of such entity.

     10.  Governing Law.  THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN
          -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES OF AMERICA, IN EACH CASE LOCATED IN THE COUNTY OF NEW YORK, FOR ANY ACTION, PROCEEDING OR INVESTIGATION IN ANY COURT OR BEFORE ANY GOVERNMENTAL AUTHORITY ("LITIGATION") ARISING OUT OF OR RELATING TO THIS WARRANT AND THE TRANSACTIONS CONTEMPLATED HEREBY (AND AGREES NOT TO COMMENCE ANY LITIGATION RELATING THERETO EXCEPT IN SUCH COURTS), AND FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO ITS RESPECTIVE ADDRESS SET FORTH IN THIS WARRANT SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY LITIGATION BROUGHT AGAINST IT IN ANY SUCH COURT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES OF AMERICA, IN EACH CASE LOCATED IN THE COUNTY OF NEW YORK, AND HEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS TO TRIAL BY

JURY IN CONNECTION WITH ANY LITIGATION ARISING OUT OF OR RELATING TO THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY.


Dated: December 7, 1999       NAVIANT, INC.



Attest:                       By:_____________________________________

                                 William J. Tobia

                                 Chief Financial Officer


_________________________
James M. Flynn

President

                                                                       EXHIBIT A


                               SUBSCRIPTION FORM


                  To be executed only upon exercise of Warrant


          The undersigned registered owner of the attached Warrant irrevocably exercises the attached Warrant for the purchase of ________ shares of Common Stock, $.01 par value, of Naviant, Inc. and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to _______________________ whose address is __________________
__________________________ and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.



                         ________________________________
                         Name of Registered Owner



                         ________________________________
                         Signature of Registered Owner


                         ________________________________

                         ________________________________
                         Address


                         ________________________________
                         Federal ID Number



NOTICE: The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                                                       EXHIBIT B



                                ASSIGNMENT FORM



          FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:


Name and Address of Assignee    No. of Shares of Common Stock
----------------------------    -----------------------------



and does hereby irrevocably constitute and appoint __________________ attorney-in-fact to register such transfer on the books of Naviant, Inc. maintained for the purpose, with full power of substitution in the premises.



Dated:_____________________________

Name:_____________________________



Signature:__________________________



NOTICE:   The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.